Exhibit 10.9

AMENDMENT NO. 1 TO
THE PROFIT SHARING PLAN OF
QUEST DIAGNOSTICS INCORPORATED

The Profit Sharing Plan of Quest Diagnostics Incorporated, as presently maintained under an amendment and restatement effective as of January 1, 2016 (the “Plan”) is hereby amended in the following respects, effective as of January 1, 2018:

1.	The first paragraph of the definition of “Deferral Compensation” in Article I of the Plan is amended as follows:
“Deferral Compensation - An Employee’s wages as defined in Code Section 3401(a) and all other payments of compensation to an Employee by an Employer (in the course of the Employer’s trade or business) for which the Employer is required to furnish the Employee a written statement under Code Sections 6041(d), 6051(a)(3) and 6052, excluding reimbursements or other expense allowances, service awards, RecognitionQuest awards, cash and non-cash fringe benefits (e.g., employee discounts), moving expenses, deferred compensation, and welfare benefits, but including Employee Pre-Tax Contributions to this Plan, pre-tax employee contributions to a Code Section 125 plan and pre-tax employee contributions to purchase qualified transportation fringe benefits pursuant to Code Section 132(f)(4).”

2.	Appendix A, Participating Employers, of the Plan is amended in its entirety as attached hereto.
As evidence of its adoption of this Amendment, Quest Diagnostics Incorporated has caused this Amendment to be executed by its Chief Human Resources Officer on this 20th day of December 2017.
QUEST DIAGNOSTICS INCORPORATED
By: /s/ Jeffrey S. Shuman
Title: SVP and Chief Human Resources Officer

Exhibit 10.9

APPENDIX A
PARTICIPATING EMPLOYERS
The Plan allows Employers other than Quest Diagnostics to adopt its provisions. The names (and jurisdictions of organization) of Quest Diagnostics and the other Employers, as of January 1, 2018, in the Plan are:

MEMBERS OF THE QUEST CONTROLLED GROUP
American Medical Laboratories, Incorporated (DE)
Athena Diagnostics, Inc. (DE)
Diagnostic Reference Services, Inc. (MD)
ExamOne LLC (DE)
ExamOne World Wide, Inc. (PA)
ExamOne World Wide of NJ, Inc. (NJ)
LabOne, LLC (MO)
LabOne of Ohio, Inc. (DE)
MetWest, Inc. (DE)
Nomad Massachusetts, Inc. (MA)
Pathology Building Partnership (MD)
Quest Diagnostics Clinical Laboratories, Inc. (DE)
Quest Diagnostics Domestic Holder LLC (DE)
Quest Diagnostics Holdings Incorporated (DE)
Quest Diagnostics Incorporated (DE)
Quest Diagnostics Incorporated (MD)
Quest Diagnostics Incorporated (MI)
Quest Diagnostics Incorporated (NV)
Quest Diagnostics Infectious Disease, Inc. (DE)
Quest Diagnostics International LLC (DE)
Quest Diagnostics Investments LLC (DE)
Quest Diagnostics LLC (CT)
Quest Diagnostics LLC (IL)
Quest Diagnostics LLC (MA)
Quest Diagnostics Massachusetts LLC (MA)
Quest Diagnostics Nichols Institute (CA)
Quest Diagnostics Nichols Institute, Inc. (VA)
Quest Diagnostics of Pennsylvania Inc. (DE)
Quest Diagnostics Receivables Inc. (DE)
Quest Diagnostics Terracotta LLC (DE)
Quest Diagnostics Ventures, LLC (DE)
Solstas Lab Partners Group, LLC (NC)
Solstas Lab Partners, LLC (VA)
Specialty Laboratories, Inc. (CA)
Spectrum Holding Company, Inc. (DE)

Summit Health, Inc. (MI)
Unilab Corporation (DE)
A. Bernard Ackerman, M.D. Dermatopathology, PC (NY)
AmeriPath Cincinnati, Inc. (OH)
AmeriPath Cleveland, Inc. (OH)
AmeriPath Consolidated Labs, Inc. (FL)
AmeriPath Florida, LLC (DE)
AmeriPath Hospital Services Florida, LLC (DE)
AmeriPath, Inc. (DE)
AmeriPath Indianapolis, P.C. (IN)
AmeriPath Kentucky, Inc. (KY)
AmeriPath Lubbock 5.01(a) Corporation (TX)
AmeriPath Lubbock Outpatient 5.01(a) Corporation (TX)
AmeriPath Milwaukee, S.C. (WI)
AmeriPath New York, LLC (DE)
AmeriPath PAT 5.01(a) Corporation (TX)
AmeriPath Pittsburgh, Inc. (PA)
AmeriPath Texarkana 5.01(a) Corporation (TX)
AmeriPath Texas Inc. (TX)
AmeriPath Tucson, Inc. (AZ)
Arlington Pathology Association 5.01(a) Corporation (TX)
Clearpoint Diagnostic Laboratories, LLC (TX)
Cleveland Heartlab, Inc. (DE)
Colorado Pathology Consultants, P.C. (CO)
Consolidated DermPath, Inc. (DE)
Dermatopathology of Wisconsin, S.C. (WI)
DFW 5.01(a) Corporation (TX)
Diagnostic Pathology Services, Inc. (OK)
Institute for Dermatopathology, P.C. (PA)
Kailash B. Sharma, M.D., Inc. (GA)
Kilpatrick Pathology, P.A. (NC)
Med Fusion, LLC (TX)
NAPA 5.01(a) Corporation (TX)
Nuclear Medicine and Pathology Associates (GA)
Ocmulgee Medical Pathology Association, Inc. (GA)
Southwest Diagnostic Laboratories, P.C. (CO)
St. Luke’s Pathology Associates, P.A. (KS)
TXAR 5.01(a) Corporation (TX)

EMPLOYERS THAT ARE NOT MEMBERS OF THE QUEST CONTROLLED GROUP
Associated Pathologists, Chartered (NV)
Desert Pathology Medical Group, Inc.
Diagnostic Laboratory of Oklahoma LLC (OK)
DGXWMT JV, LLC (DE)
Quest Diagnostics Venture LLC (PA)

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